UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): JUNE 18, 2009
                                                           -------------


                          INTERPLAY ENTERTAINMENT CORP.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-24363                33-0102707
----------------------------         ------------          ------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               file number)          Identification No.)



             100 N. CRESCENT DRIVE, BEVERLY HILLS, CALIFORNIA 90210
          -------------------------------------------------------------
                    (Address of principal executive offices)


      (Registrant's telephone number, including area code): (310) 432-1958


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))


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Item 3.02    UNREGISTERED SALE OF EQUITY SECURITIES

See disclosure under Item 5.02 (e) and item 7.01 below.


Item 5.02(e) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 18, 2009 the Board of Directors continued the reduction of the annual salary of the Chief Executive Officer and Interim Chief Financial Officer, Herve Caen, through June 30, 2010 from $460,000 to $250,000 and issued to Herve Caen warrants to purchase 6,000,000 shares of Common Stock of the Company as consideration for Herve Caen accepting the reduction in his salary. Such warrants have a term of 10 years, an exercise price of $0.065, and are immediately exercisable.

Such warrants were issued in accordance with the terms of the form of warrant agreement filed as exhibit 10.07 to the Company's form 10-Q for the period ended March 31, 2008.

Such warrants were issued, and any underlying shares of Common Stock, would be issued in a private placement exempt from registration pursuant to section 4(2) of Securities Act of 1933.


ITEM 7.01 REGULATION FD

On June 18, 2009 the Board of Directors extended the suspension of cash compensation for Directors through September, 2009 and issued the following warrants instead of cash compensation: 999,950 10 year warrants to purchase the Company common stock to each of Michel Welter and Xavier De Portal, issued 857,100 10 year warrants to purchase the Company common stock to Alberto Haddad and issued 571,400 10 year warrants to purchase the Company common stock to Eric Caen. Such warrants have a term of 10 years, an exercise price of $0.065, and are immediately exercisable.

Such warrants were issued in accordance with the terms of the form of warrant agreement filed as exhibit 10.07 to the Company's form 10-Q for the period ended March 31, 2008.

Such warrants were issued, and any underlying shares of Common Stock, would be issued in a private placement exempt from registration pursuant to section 4(2) of Securities Act of 1933.

On June 18, 2009 the Board of Directors issued 300,000 Stock Options to Alberto Haddad and Xavier De Portal for joining the Board and serving through June 2009, and issued 150,000 Stock Options to Eric Caen and Michel Welter for serving on the Board through June 2009. Such options shall have an exercise price of $0.065 and shall be exercisable consistently with, the Company's 1997 Stock Incentive Plan, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        INTERPLAY ENTERTAINMENT CORPORATION
                                        (Registrant)



DATE:   June 24, 2009                   By   /S/ HERVE CAEN
     --------------------                    ----------------------------------
                                             Herve Caen
                                             Chief Executive Officer and Interim
                                             Chief Financial Officer